UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 17, 2023

Date of Report (date of earliest event reported)

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

220 West Germantown Pike, Suite 250, Plymouth Meeting, PA 19462

(Address of principal executive offices and zip code)

(610) 424-4515
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, AdaptHealth LLC (the “Sponsor”), a subsidiary of AdaptHealth Corp. (the “Company”), adopted the AdaptHealth LLC Non-qualified Deferred Compensation Plan (the “Plan”), effective as of January 1, 2024. The Plan constitutes an unfunded, non-qualified deferred compensation plan that is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). Participation in the Plan is limited to a select group of management and highly compensated employees, including the named executive officers of the Company.

Deferral and distribution elections will be made in accordance with the terms of the Plan and Section 409A. Participant contributions will be fully vested at all times. At its sole discretion, the Sponsor may credit participant accounts with contributions from the Sponsor. The amount credited to each participant account will be treated as if invested in the investment options made available under the Plan and be adjusted for hypothetical investment earnings, expenses, gains or losses in an amount equal to the earnings, expenses, gains or losses attributable to such investment options.

Obligations of the Sponsor under the Plan represent at all times an unfunded and unsecured promise to pay money in the future. Each participant in the Plan is an unsecured general creditor of the Sponsor with respect to deferred compensation obligations. Any amounts set aside to defray the liabilities assumed by the Sponsor will remain the general, unpledged unrestricted assets of the Sponsor.

The above summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	AdaptHealth LLC Non-qualified Deferred Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 22, 2023

AdaptHealth Corp.

By:	/s/ Jason Clemens
Name:	Jason Clemens
Title:	Chief Financial Officer